Leases (Schedule of Supplemental Balance Sheet Information Operating Lease) (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Operating leases:
Operating leases right-of-use	$ 6,466	$ 8,441
Current operating lease liabilities	2,070	1,549
Non-current operating lease liabilities	3,877	6,291
Total operating lease liabilities	$ 5,947	$ 7,840
Weighted average remaining lease term (years)	5 years 9 months 18 days	7 years 8 months 12 days
Weighted average discount rate	2.30%	2.90%